                                                                    EXHIBIT 10.2


                             CONTRIBUTION AGREEMENT


                  THIS CONTRIBUTION AGREEMENT (this "AGREEMENT"), dated as of June 1, 2000, is made and entered into by and among WESTFIELD AMERICA LIMITED PARTNERSHIP, a Delaware limited partnership (the "OPERATING PARTNERSHIP"), and WESTLAND MANAGEMENT, INC., a Delaware corporation, and WESTFIELD PARTNERS, INC., a Delaware corporation (each of which is referred to as a "TRANSFEROR" and both of which are collectively referred to as the "TRANSFERORS").


                              W I T N E S S E T H:


                  WHEREAS the Transferors are the holders of 100% of the membership interests (the "LLC INTERESTS") in Westfield Garden State LLC, a Delaware limited liability company (the "LLC");

                  WHEREAS the LLC exists by virtue of the Certificate of Formation of Westfield Garden State LLC, dated as of May 11, 2000, and is governed by the Limited Liability Company Agreement, dated as of June 1, 2000 (the "LLC AGREEMENT"), between the Transferors;

                  WHEREAS the LLC is the holder of 50% of the capital and profits interest (the "GSP PARTNERSHIP INTEREST") in Westland Garden State Plaza Limited Partnership, a Delaware limited partnership (the "GSP PARTNERSHIP") and has assumed the Participating Loan (as defined below);

                  WHEREAS the GSP Partnership owns the super-regional mall (the "PROPERTY") known as Garden State Plaza, located in Paramus, New Jersey;

                  WHEREAS the GSP Partnership is governed by the Amended and Restated Limited Partnership Agreement, dated as of July 1, 1993 (the "GSP PARTNERSHIP AGREEMENT"), among Westland Management, Inc. (the "MANAGING GENERAL PARTNER") as the managing general partner, HRC Garden State Plaza, Inc., as a general partner, and Westfield Partners, Inc., as the limited partner;

                  WHEREAS the interests of the Transferors in the GSP Partnership have been assigned and conveyed to the LLC;

                  WHEREAS the Transferors wish to contribute to the Operating Partnership, and the Operating Partnership wishes to acquire from the Transferors, the interests in the LLC held by the Transferors in exchange for Series F Partnership Units (as defined below);

                  WHEREAS the Operating Partnership and the Transferors are entering into this Agreement to set forth their understandings with respect to the contribution of the Transferors' interests in the LLC to the Operating Partnership; and

                  WHEREAS the Operating Partnership and the Transferors intend that this transaction qualify as a tax-free contribution under Section 721 of the Internal Revenue Code of 1986, as amended.

                  NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, agreements and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Transferors and the Operating Partnership agree as follows:

                  1. DEFINITIONS. As used in this Agreement, the following terms and phrases have the meanings set forth below:

                  "CERTIFICATE OF DESIGNATION" means the Certificate of Designation relating to the Series F Preferred Stock of WEA.

                  "CHARTER DOCUMENTS" means (i) with respect to the Operating Partnership, the First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of August 3, 1998, as the same may have been amended, modified or supplemented or may in the future be amended, modified or supplemented and in effect from time to time, and (ii) with respect to WEA, the Restated Articles of Incorporation of Westfield America, Inc., dated May 16, 1997, as the same may have been amended, modified or supplemented (including as supplemented by the Certificate of Designation relating to the Series B Preferred Stock, the Certificate of Designation relating to the Series C Preferred Stock, the Certificate of Designation relating to the Series C-1 Preferred Stock, the Certificate of Designation relating to the Series C-2 Preferred Stock, the Certificate of Designation relating to the Series D Preferred Stock, the Certificate of Designation relating to the Series D-1 Preferred Stock, the Certificate of Designation relating to the Series E Preferred Stock and the Certificate of Designation relating to the Series F Preferred Stock) or may in the future be amended, modified or supplemented and in effect from time to time.

                  "CODE" means the United States Internal Revenue Code of 1986, as amended.

                  "COMMON STOCK" means the common stock of WEA, par value $.01 per share.


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                  "INCLUDING" means "including but not limited to".

                  "PARTNERSHIP UNIT DESIGNATION" means the Partnership Unit Designation of Series F Partnership Preferred Units of the Operating Partnership.

                  "PERSON" means any natural person, corporation, partnership, limited liability company, trust or other entity.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute.

                  "SERIES F PARTNERSHIP UNIT" means a Series F Partnership Preferred Unit (as defined in the Partnership Unit Designation) in the Operating Partnership.

                  "SERIES F PREFERRED STOCK" means the Series F Cumulative Redeemable Preferred Stock (as defined in the Certificate of Designation) in WEA.

                  "WEA" means Westfield America, Inc., a Missouri corporation.

                  "WESTFIELD HOLDINGS" means Westfield Holdings Limited, a company incorporated in the State of New South Wales, Australia.

                  2. AGREEMENT TO CONTRIBUTE. Subject to and upon compliance with the provisions of this Agreement, each Transferor shall contribute all of its interest in the LLC as designated in column B of EXHIBIT A (collectively, the "ASSETS") to the Operating Partnership in exchange for Series F Partnership Units as set forth in SECTION 3. Subject to and upon compliance with the provisions of this Agreement, the Operating Partnership will accept the contribution of the Assets for the consideration set forth in SECTION 3.

                  3. CONSIDERATION. The consideration payable by the Operating Partnership for the contribution of the Assets shall be paid in the form of the issuance of Series F Partnership Units. The Operating Partnership will issue 52,483 Series F Partnership Units to the Transferors at the Closing (as defined below), in the individual number of Series F Partnership Units designated in column D of EXHIBIT A with respect to each Transferor.

                  4. CLOSING. The closing (the "CLOSING") of the contribution of the Assets and the issuance of the Series F Partnership Units shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, 34th Floor, Los Angeles, California on June 1, 2000 (the "CLOSING DATE").


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

                  5. APPORTIONMENTS. In addition to the Series F Partnership Units that the Transferors are entitled to receive pursuant to
SECTION 3, each Transferor shall also be entitled to receive on the Closing Date a cash payment from the Operating Partnership in an amount equal to the amount that the Transferors, as a group, would receive, if any, under the terms of the GSP Partnership Agreement if the net current assets of the GSP Partnership were calculated in the manner described in SCHEDULE I to this Agreement and distributed to the general partner and limited partners of the GSP Partnership as of the Closing Date, multiplied by such Transferor's Contribution Percentage as designated in column C of EXHIBIT A; PROVIDED that if the calculations described in SCHEDULE I result in net current liabilities and therefore a credit to the Operating Partnership, each Transferor shall pay an amount to the Operating Partnership equal to 50% of the amount of the credit, multiplied by such Transferor's Contribution Percentage as designated in column C of EXHIBIT A.

                  6.       CLOSING DELIVERIES; CONDITIONS.

                  (a) At the Closing, the Operating Partnership shall execute and deliver (i) evidence of authority to consummate the transactions contemplated by this Agreement reasonably satisfactory to the Transferors and
(ii) an opinion of counsel concerning the authority of the Operating Partnership to consummate the transactions contemplated by this Agreement and other partnership matters reasonably satisfactory in scope and form to each Transferor.

                  (b) At the Closing, each Transferor shall execute and deliver (i) documents transferring the Transferor's interest in the Assets, including an assignment of the LLC Interests in the form of EXHIBIT B hereto and all required filings with respect to the transfer of the Assets, in form and substance reasonably satisfactory to the Operating Partnership, (ii) documentation evidencing the Transferor's authority to consummate the transactions contemplated by this Agreement, (iii) a certificate of the Transferor's non-foreign status in the form of EXHIBIT C hereto, (iv) a certificate as to the LLC's disregarded entity status for Federal income tax purposes, (v) a counterpart of the Operating Partnership's Charter Documents or amendment thereto with respect to the issuance to the Transferor of the Series F Partnership Units, (vi) an Acknowledgment and Acceptance of Acceptance of the Transferor substantially in the form of EXHIBIT D hereto, and (vii) an opinion issued by counsel reasonably satisfactory to the Operating Partnership, and reasonably satisfactory in scope, substance and form to the Operating Partnership, with respect to the matters set out in SECTIONS 8(a) through 8(c), together with such other matters as the Operating Partnership may reasonably request.

                  (c) The obligations of the Operating Partnership to consummate the transactions contemplated by this Agreement shall be subject to the following conditions:


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                                    (i)      Each Transferor shall have complied
                  with all of its covenants and obligations hereunder, including delivering the documents set forth in clause (b) above, and shall be prepared to consummate the transactions contemplated by this Agreement at the same time as each other Transferor;

                                    (ii)     The representations and warranties
                  of each Transferor set forth in SECTION 8 shall be true and accurate in all material respects with the same force and effect as though originally made at and as of the Closing Date;

                                    (iii)    No action shall have been taken,
                  and no statute, rule, regulation, order, judgment, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental entity which restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated by this Agreement;

                                    (iv)     The LLC shall have assumed as of
                  the Closing Date, the obligations of the Transferors under the Promissory Note, dated as of May 21, 1997 (the "PROMISSORY NOTE"), made by the Transferors in favor of WEA (subsequently assigned by WEA to the Operating Partnership), and under the Pledge and Security Agreement, dated as of May 21, 1997, by and among the Transferors, WEA and Westland Realty, Inc. (the "PLEDGE AND SECURITY AGREEMENT", together with the Promissory Note, the "PARTICIPATING LOAN"); and

                                    (v)      The Registration Rights Agreement,
                  dated as of May 21, 1997, between WEA and Westfield Holdings shall have been amended to explicitly state that none of Westfield Holdings nor any of its subsidiaries shall have any registration rights with respect to the Series F Partnership Units or any shares of Series F Preferred Stock, par value $1.00, of WEA issuable upon redemption of Series F Partnership Units or otherwise.

                  (d) The obligations of the Transferors to consummate the transactions contemplated by this Agreement shall be subject to the following conditions:

                                    (i)      The Operating Partnership shall
                  have complied with all of its covenants and obligations hereunder, including delivering the documents set forth in clause (a) above;

                                    (ii)     The representations and warranties
                  of the Operating Partnership set forth in SECTION 7 shall be true and accurate in all material respects with the same force and effect as though originally made at and as of the Closing Date;

                                    (iii)    No action shall have been taken,
                  and no statute, rule, regulation, order, judgment, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental entity which restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated by this Agreement; and

                                    (iv)     the release of each Transferor from
                  all liabilities and obligations under the Participating Loan.

                  7. REPRESENTATIONS AND WARRANTIES OF THE OPERATING PARTNERSHIP. The Operating Partnership represents and warrants to the Transferors as follows:

                  (a) it has been duly organized, is validly existing as a limited partnership and is in good standing under the laws of Delaware and has all requisite power and authority to carry on its business as it is currently being conducted;

                  (b) it has all requisite power and authority to enter into, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, including the power and authority to issue and deliver the Series F Partnership Units;

                  (c) it has taken all actions necessary to authorize it to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby (including the issuance of the Series F Partnership Units). This Agreement is a legal, valid and binding obligation of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, except as the enforceability hereof may be limited by
(i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law;

                  (d) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the Operating Partnership's Charter
Documents, (ii) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which the Operating Partnership is subject or by which it or any of its properties may be bound, except such violations that could not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Operating Partnership and its subsidiaries, taken as a whole, or (iii) violate any agreement to which it is a party or by which it or its properties may be bound, except such violations that could not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Operating Partnership and its subsidiaries, taken as a whole;

                  (e) all of the Series F Partnership Units to be issued pursuant to this Agreement have been duly authorized and, upon issuance, the Series F Partnership Units will be validly issued;

                  (f) there are no actions, suits, proceedings, or investigations pending or, to its knowledge, threatened to which it is (or is threatened to be) a party before any court or other governmental authority which could reasonably be expected to have a material adverse effect on the transactions contemplated hereby;

                  (g) the Operating Partnership has obtained all necessary consents, approvals and authorizations of third parties in order to effect the issuance and delivery of the Series F Partnership Units to the Transferors in accordance with the terms hereof;

                  (h) WEA has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization and has all requisite organizational power and authority to carry on its business as it is currently being conducted;

                  (i) except (i) as disclosed in the Charter Documents or in the WEA Reports (as hereinafter defined), and (ii) as set forth in SCHEDULE 7(i), there are no preemptive rights, options, warrants, rights or other securities (or instruments exchangeable or convertible into any of the foregoing) or other agreements to which the Operating Partnership or WEA or any of their respective wholly-owned subsidiaries is a party or by which either of them is bound that entitle the holder thereof to acquire any equity securities or any voting securities of the Operating Partnership, WEA or any of their wholly-owned subsidiaries;

                  (j) except (i) as disclosed in the Charter Documents or in the WEA Reports (as defined below), or (ii) as set forth in SCHEDULE 7(j) hereto, there are no outstanding contractual obligations of either the Operating Partnership or WEA to repurchase, redeem or otherwise acquire any partnership interests, shares of capital stock or other voting or non-voting securities of or ownership interest in such entity;

                  (k) true, correct and complete copies of the Charter Documents as in effect on the date of this Agreement have been delivered or made available to each Transferor;

                  (l) WEA has delivered or has made available to each Transferor (i) WEA's annual report on Form 10-K for the year ended December 31, 1999 and (ii) each report, registration statement and proxy statement prepared by WEA and filed with the Securities and Exchange Commission since December 31, 1999, in each case in the form (including exhibits, annexes and any amendments thereto) filed with the Securities and Exchange Commission (collectively, the "WEA REPORTS");

                  (m) (i) as of the respective dates such documents were filed with the Securities and Exchange Commission, the WEA Reports did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, and (ii) each of the financial statements and supporting schedules included in WEA's Annual Report on Form 10-K for the year ended December 31, 1999 and in WEA's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 filed with the Securities and Exchange Commission, are true and correct in all material respects and present fairly the consolidated financial position of WEA and its consolidated subsidiaries as of the dates specified and the consolidated results of operation for the periods specified (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments), in each case in accordance with generally accepted accounting principles consistently applied ("GAAP") during the periods involved, except as indicated therein or in the notes thereto;

                  (n) since December 31, 1999, each of WEA and the Operating Partnership has, except as disclosed in the WEA Reports, conducted its business only in the ordinary course and there has not been (i) any occurrence or circumstance that would have a material adverse effect on either of their respective business operations, financial condition or results of operations taken as a whole (a "MATERIAL ADVERSE EFFECT") nor has there been any occurrence or circumstance that with the passage of time would reasonably be expected to result in a Material Adverse Effect or (ii) any change in accounting methods, principles or practices by WEA or the Operating Partnership, except insofar as may have been disclosed in the financial statements contained in the WEA Reports or required by a change in GAAP; and

                  (o) on the Closing Date, the Operating Partnership will be classified and taxable as a partnership for United States federal income tax purposes.

                  8. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE TRANSFERORS. Each Transferor represents, warrants and covenants to the Operating Partnership as follows:

                  (a) it has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization and has all requisite organizational power and authority to carry on its business as it is currently being conducted;

                  (b) it has all requisite organizational power and authority to enter into, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby;

                  (c) the GSP Partnership is duly formed, validly existing and in good standing under the laws of Delaware and has all requisite power and authority to operate its properties, to carry on its business as it is currently being conducted;

                  (d) it has been duly authorized to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby;

                  (e) this Agreement is a legal, valid and binding obligation of such Transferor, enforceable against such Transferor in accordance with its terms, except as the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law;

                  (f) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not
(i) violate any provision of its constitutive documents, (ii) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which such Transferor is subject or by which it or any of its properties may be bound, except such violations that could not, singly or in the aggregate, reasonably be expected to have a material adverse effect on such Transferor, or (iii) violate any agreement to which such Transferor, the LLC, or the GSP Partnership is a party or by which it or any of its properties may be bound, except such violations that could not, singly or in the aggregate, reasonably be expected to have a material adverse effect on such Transferor;

                  (g) it is acquiring Series F Partnership Units and any securities into which Series F Partnership Units are convertible or exchangeable ("SECURITIES") for its own account, and with no intention of distributing or selling any of the Securities in any transaction that would be in violation of the securities laws of the United States of America or any state thereof;

                  (h) it (i) is an "accredited investor" within the meaning of Rule 501 under the Securities Act, (ii) has had an opportunity to investigate the business and financial condition of the Operating Partnership and WEA and to obtain such information as it requires from the officers and directors, as applicable, of the Operating Partnership and WEA, including the WEA Reports,
(iii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring the Securities, and (iv) it is aware that, upon and following the Closing, it may be required to bear the economic risk of an investment in the Securities for an indefinite period of time and it is able to bear such risk for an indefinite amount of time and is presently able to afford the complete loss of such investment;

                  (i) it understands that the Securities have not been registered under the Securities Act, nor qualified under any applicable state securities laws and that, accordingly, it acknowledges receipt of the Charter Documents and agrees to the terms and restrictions therein (as such terms may be modified by the terms and provisions of this Agreement), including the restrictions on transferability and conversion of Securities, as applicable;

                  (j) that (i) with respect to legal, tax, accounting, financial and other considerations involved in the transactions contemplated by this Agreement, including an investment in Securities, the Transferor is not relying on the Operating Partnership or WEA (or any agent or representative of the Operating Partnership or WEA), except as to matters expressly set forth herein, and (ii) the Transferor has carefully considered and, to the extent it believed such discussion necessary, discussed with its professional legal, tax, accounting, financial and other advisors the suitability of its proposed investment in Securities;

                  (k) it owns the Assets that it is obligated to contribute under the terms of this Agreement, free and clear of all rights and claims of third parties, and it has not, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, assigned, transferred, encumbered or granted a security interest in such Assets or its rights under the LLC Agreement, except any security interest granted to the other parties to the LLC Agreement pursuant to the terms of the LLC Agreement;

                  (l) the LLC owns no assets other than the GSP Partnership Interest and has no liabilities other than the Participating Loan;

                  (m) other than the Participating Loan, the LLC owns the GSP Partnership Interest, free and clear of all rights and claims of third parties, and it has not, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, assigned, transferred, encumbered or granted a security interest in the GSP Partnership Interest or its rights under the GSP Partnership Agreement;

                  (n) the aggregate principal amount and all accrued and unpaid interest outstanding on the Participating Loan is $147,658,332.00;

                  (o) there are no actions, suits, proceedings or, to its knowledge, investigations pending or threatened to which it is (or is threatened to be) a party before any court or other governmental authority which could reasonably be expected to have an adverse impact on the transactions contemplated hereby;

                  (p)      it is not a "foreign person" within the meaning of
Section 1445 of the Code;

                  (q) it has obtained all necessary consents, approvals and authorizations of third parties in order to consummate the transactions contemplated hereby in accordance with the terms hereof;

                  (r) column B of EXHIBIT A is a complete and accurate list of all membership interests in the LLC owned by the Transferors;

                  (s) until the Closing occurs, each Transferor agrees to immediately notify the Operating Partnership of any facts that would cause any statement made in the FIRPTA Certificate to be untrue.

                  (t) the GSP Partnership has good, valid and marketable title to the Property, free and clear of any liens, whether existing of record or otherwise, except for (i) liens for taxes pertaining thereto not yet due and payable and (ii) except for the Amended and Restated Mortgage and Security Agreement, dated as of May 17, 1995, between the GSP Partnership and The Prudential Insurance Company of America ("PRUDENTIAL") and the Amended and Restated Assignment of Leases and Rents, dated as of May 17, 1995, between the GSP Partnership and Prudential (the "MORTGAGE"). The GSP Partnership has delivered or made available to Operating Partnership true, correct and complete copies of the Mortgage. The GSP Partnership has not received any written notice from the lender under the Mortgage alleging a default by the GSP Partnership thereunder.

                  (u) the aggregate principal amount and all accrued and unpaid interest outstanding on the Mortgage is $260,911,652.00;

                  (v) SCHEDULE 8(v) to this Agreement is a list of all of the leases for the use or occupancy of any portion of the Property as in effect on the date of this Agreement, listing the name of the tenant, the date of the lease, the expiration date of the lease and the rent payable under the lease (the "TENANT LEASES"). The GSP Partnership has delivered or made available to Operating Partnership true, correct and complete copies of the Tenant Leases.

Except for the Tenant Leases and as set forth in SCHEDULE 8(v), there are no other agreements binding on the GSP Partnership (written or oral) entitling a person or entity to occupy space at the Property. To its knowledge, each of the Tenant Leases is valid and in full force and effect and the GSP Partnership, as landlord, is not in default thereunder (it being acknowledged that the foregoing shall not include any potential defaults by the GSP Partnership under the Tenant Leases by reason of the physical condition of the improvements as to which no written notice has been received by the GSP Partnership, PROVIDED that the foregoing shall not limit the obligations of the Transferor under the indemnification provisions hereof for any liability arising prior to the Closing
Date). The GSP Partnership has not received any written notice from any tenant under a Tenant Lease alleging a default by the GSP Partnership as landlord under such Tenant Lease. The GSP Partnership has fully performed all of its obligations under the Tenant Leases required to be performed as of the date hereof (it being acknowledged that the foregoing shall not include any obligations under the Tenant Leases relating to the physical condition of the improvements as to which no written notice has been received by the GSP Partnership, PROVIDED that the foregoing shall not limit the obligations of the Transferor under the indemnification provisions hereof for any liability arising prior to the Closing Date). As of the Closing Date there are no unpaid tenant allowances or similar concessions payable to the tenants under the Tenant Leases that are due and owing, except as set forth in the Leases or in SCHEDULE 8(v). Except as set forth in SCHEDULE 8(v), to its knowledge, none of the tenants under the Tenant Leases is in default of any monetary obligations under its Tenant Lease and none of the tenants is in material default of any non-monetary obligation under its Tenant Lease. No tenant has any right, option or election to purchase all or any part of the GSP Partnership or the Property or the space covered by its Tenant Lease. Except in connection with the Mortgage, none of the Tenant Leases and none of the rents or other amounts payable under the Tenant Leases has been assigned, pledged or encumbered by any Transferor, the LLC or the GSP Partnership. All security deposits which have been paid by tenants under the Tenant Leases are set forth on SCHEDULE 8(v). The Rent Roll attached hereto as SCHEDULE 8(v) is true, correct and complete in all material respects.

                  (w) the GSP Partnership is not a party to any reciprocal easement agreements or operating agreements.

                  (x) SCHEDULE 8(x) to this Agreement sets forth all management, service, equipment, supply, development, security, maintenance, construction, concession or similar agreements with respect to or affecting the Property which will be binding on the GSP Partnership or the Property following the Closing (the "SERVICE CONTRACTS"). The GSP Partnership has delivered to Operating Partnership or made available to Operating Partnership at the management office of the Property true, correct and complete copies of the Service Contracts. To its knowledge, neither the GSP Partnership nor any other party is in default under the Service Contracts.

                  (y) SCHEDULE 8(y) to this Agreement sets forth all personal property owned or leased by the GSP Partnership. The GSP Partnership has good title to such owned personal property, free and clear of any liens, whether existing of record or otherwise, except such liens for taxes pertaining thereto not yet due and payable and the lien of the Mortgage.

                  (z) the GSP Partnership has the right to use the tradename "Garden State Plaza" and any associated service marks without infringement of the rights of others. Neither the GSP Partnership, the LLC nor Transferor has received written notice claiming that the use of the name Garden State Plaza constitutes an illegal infringement of the rights of any claimant.

                  (aa) the GSP Partnership has not received any written notice of any violation of any applicable law, ordinance, code, rule, order, regulation or requirement of any governmental authority or the requirements of any local board of fire underwriters (or other body exercising similar functions) which remains uncured.

                  (bb) except as set forth on SCHEDULE 8(bb), there is no action, suit or proceeding pending or, to its knowledge, threatened against LLC, the GSP Partnership or the Property in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality.

                  (cc) the GSP Partnership has not received any written notice of any condemnation proceeding or other proceedings in the nature of eminent domain in connection with the Property, and to its knowledge, no such taking has been threatened.

                  (dd) no leasing, brokerage or like commissions, fees or payments are due in respect of Tenant Leases or the renewals, or extensions thereof.

                  (ee) except as set forth on SCHEDULE 8(ee), the GSP Partnership has no employees. The GSP Partnership is not subject to any collective bargaining agreement.

                  (ff) the balance of the funds held in the GSP Partnership's gift certificate account is not less than the amount of the outstanding gift certificates issued by the GSP Partnership.

                  (gg) the balance of the funds held in the GSP Partnership's security deposit account is not less than the amount of security deposits listed on SCHEDULE 8(v), including any interest required to be paid thereon.

                  9.       ADDITIONAL COVENANTS OF THE OPERATING PARTNERSHIP.

                  (a) Notwithstanding anything to the contrary contained herein, (1) during the ten- year period following the Closing Date, the Operating Partnership shall not, without the prior approval of each Transferor, have the right to (and shall not consent to or otherwise cause or authorize the GSP Partnership to) (i) consummate the voluntary sale or disposition of all or substantially all of the LLC Interests, the GSP Partnership Interest, or all or substantially all of the GSP Partnership's assets and properties (whether in one or a series of transactions) or (ii) consummate a merger, consolidation or dissolution of the GSP Partnership, which in any such case described in clause
(i) or (ii) would result in the recognition of taxable gain by either Transferor, and (2) during the seven-year period follow ing the Closing Date, the Operating Partnership shall not, without the prior approval of each Transferor, have the right to (and shall not consent to or otherwise cause or authorize the GSP Partnership to) distribute the LLC Interests, the GSP Partnership Interest or all or substantially all of the GSP Partnership's assets and properties to any Person that owns Series F Partnership Units or other securities or interests of the Operating Partnership if, as a result of such distribution, the Transferor would recognize income pursuant to Section 737 or 704(c)(1)(B) of the Code; PROVIDED, HOWEVER, that the following shall not constitute a sale or disposition for purposes the covenant set forth in (a)(1) above: (x) a sale or other disposition of assets of the GSP Partnership required under the terms of the GSP Partnership Agreement resulting from the exercise of any right by Rodamco North America N.V. or any of its successors in interest, or
(y) any exchange of assets that qualifies for tax-deferred treatment under any nonrecognition provision of the Code; PROVIDED, FURTHER, that the Operating Partnership shall be permitted to consummate a transaction described in clause
(a)(1) or (2) above if the Operating Partnership agrees to pay to any Transferor that recognizes taxable gain the amount of U.S. Federal and state income tax payable by such Transferor with respect to the portion of such gain recognized pursuant to Section 704(c)(1) of the Code.

                  (b) The Operating Partnership shall, with respect to the Assets, elect the "traditional method" of making Section 704(c) allocations pursuant to Treasury Regulations Section 1.704-3(b).

                  (c) Each Transferor shall have the right, but not the obligation, on an ongoing basis, to execute a Bottom Guarantee in a form reasonably requested by the relevant lender with respect to one or more liabilities of the Operating Partnership (or one or more of its subsidiary partnerships and limited liability companies) to the extent, and in the manner, provided by this SECTION 9(c). The Transferors shall have the right to execute a Bottom Guarantee of an amount of principal debt of the Operating Partnership (or one or more of its subsidiary partnerships and limited liability companies) not to exceed $20,000,000.00 in the aggregate at any given point in time. The term "BOTTOM GUARANTEE" means, with respect to any liability, an agreement which obligates a Transferor, upon the occurrence of an event of default giving rise to acceleration under the terms of such liability, to pay an amount equal to the excess, if any, of the amount of principal guaranteed by such Transferor over the amount of cash and net fair market value of any assets transferred by the Operating Partnership or otherwise available to repay amounts due to such Lender other than pursuant to such Bottom Guarantee. Any Transferor executing a Bottom Guarantee described in the preceding sentence shall provide the Operating Partnership with a written notice, at least 8 months prior to the time at which such Bottom Guarantee will become effective, setting forth (i) the name of the Transferor, (ii) the amount of principal that such Transferor wishes to guarantee (subject to the limit set forth above), and (iii) the date on which such Bottom Guarantee will become effective. The Operating Partnership shall incur or make available for guarantee by such Transferor one or more liabilities that are either recourse liabilities of the Operating Partnership, or nonrecourse liabilities having a fair market value-to-guarantee ratio (as determined in the good faith judgment of the Operating Partnership) of at least 2:1. For this purpose, the fair market value-to-guarantee ratio means the ratio of the fair market value of the property to the portion of the debt guaranteed (taking into the account the guarantee of the Transferor and all other guarantees (if any) of such debt). Each Transferor shall indemnify the Operating Partnership against all costs incurred by the Operating Partnership (including, without limitation, attorney's fees and appraisal costs) in connection with the execution of such Bottom Guarantee. The Operating Partnership shall incur or make available for guarantee by each Transferor one or more liabilities that satisfy the requirements set forth above within 8 months after receiving such notice during the ten-year period following the Closing Date. Notwithstanding the foregoing, the Operating Partnership shall use commercially reasonable efforts to incur or make such a liability available for guarantee by such Transferor following such ten-year period.

                  10. INDEMNIFICATION. (a) Each Transferor agrees jointly and severally to indemnify the Operating Partnership and its affiliates, officers, directors, employees, agents, successors and assigns (each an "OP INDEMNIFIED PARTY") against and hold them harmless from all losses, liabilities, damages, claims, awards, judgments, costs and expenses (including reasonable attorneys' fees) actually suffered or incurred by an OP Indemnified Party: (i) relating to or arising out of any debts, liabilities or obligations (excluding the Participating Loan, the Mortgage or any liabilities of the LLC or the GSP Partnership in respect of any matter for which any adjustment in favor of the Operating Partnership has been made or taken into account pursuant to SECTION 5), whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, relating to or arising out of the Assets contributed to the Operating Partnership, to the extent arising or accruing before the Closing or (ii) resulting from a breach of the representations and warranties contained in SECTION 8. Notwithstanding anything to the contrary herein, notice in accordance with
SECTION 11 of any claim for any breach of the representations contained in

SECTION 8 must be made within 12 months of the Closing Date. Any amounts paid under this Section 10(a) shall be paid in cash and shall be deemed adjustments to the consideration for the contribution of the Assets.

                  (b) The Operating Partnership agrees to indemnify each Transferor and its affiliates, officers, directors, employees, agents, beneficiaries, successors and assigns (each a "TRANSFEROR INDEMNIFIED PARTY") against and hold them harmless from all losses, liabilities, damages, claims, awards, judgments, costs and expenses (including reasonable attorneys' fees) actually suffered or incurred by a Transferor Indemnified Party: (i) relating to or arising out of any debts, liabilities or obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, relating to or arising out of the Assets contributed to the Operating Partnership, to the extent arising or accruing after the Closing and, in the case of the Participating Loan and the Mortgage, to the extent arising or accruing at any time, or (ii) resulting from a breach of the representations and warranties contained in SECTION 7. Notwithstanding anything to the contrary herein, notice in accordance with SECTION 11 of any claim for any breach of the representations contained in SECTION 7 must be made within 12 months after the Closing Date. Any amounts paid under this Section 10(b) shall be paid in cash.

                  11. NOTICES. All notices, offers or other communications required or permitted to be given pursuant to this Agreement shall be in writing and may be personally served, sent by facsimile or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of facsimile or three business days after deposit in United States mail, registered or certified, postage prepaid, and properly addressed, by or to the appropriate party. For purposes of this SECTION 11, the addresses of the parties hereto shall be as follows:

                  If to the Operating Partnership:

                           Westfield America Limited Partnership
                           c/o Westfield Corporation, Inc.
                           11601 Wilshire Blvd., 12th Floor
                           Los Angeles, California 90025-1748
                           Attention:       Irv Hepner
                           Facsimile:       (310) 478-3987

                  If to any Transferor, at the address or addresses set forth for such Transferor on SCHEDULE II

The address of any party hereto may be changed by a notice in writing given in accordance with the provisions hereof.

                  12. ASSIGNMENT. No party hereto may assign this Agreement or its rights hereunder.

                  13. SUCCESSORS. This Agreement and all terms and provisions hereof shall be binding upon and shall inure to the benefit of all parties hereto, and their legal representatives, heirs and successors, except as expressly otherwise provided herein.

                  14. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  15. ENTIRE UNDERSTANDING; ETC. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior understandings and/or written or oral agreements among them with respect thereto.

                  16. AMENDMENTS. This Agreement may not be amended, and no provision benefitting any party to this Agreement may be waived, except by a written instrument signed by the Operating Partnership and each Transferor.

                  17. SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

                  18. PRONOUNS AND HEADINGS. As used herein, all pronouns shall include the masculine, feminine and neuter, and all defined terms shall include the singular and plural thereof wherever the context and facts require such construction. The headings, titles and subtitles herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

                  19. FURTHER ASSURANCES. Each of the parties hereto shall hereafter execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out the intent and purposes of this Agreement and as are not inconsistent with the terms hereof.

                  20. EFFECT AND INTERPRETATION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN CONFORMITY WITH THE LAWS OF THE STATE OF DELAWARE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT OR ANY FEDERAL COURT SITTING IN THE STATE OF DELAWARE IN

RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY (i) AGREES THAT THE STATE OF DELAWARE IS THE MOST CONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY DELAWARE COURT, INCLUDING, BUT NOT LIMITED TO, ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY DELAWARE COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  21. CONFIDENTIALITY. This Agreement and the terms contained herein shall be kept confidential by the parties hereto except as may be required by law, including, but not limited to, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, government regulation or court proceeding.

                  22. MISCELLANEOUS. The Operating Partnership and each Transferor acknowledge that the only representations and warranties given by such parties are those expressly contained in this Agreement and that they are not relying on any oral or implicit representations made by or on behalf of any parties to this Agreement. Each party has relied on their own advisers, including their tax advisers, with respect to entering into this Agreement and any documents or agreements that may be delivered pursuant to this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                    OPERATING PARTNERSHIP:

                                    WESTFIELD AMERICA LIMITED
                                    PARTNERSHIP, a Delaware limited partnership

                                    By:   Westfield America, Inc.,
                                          Its   General Partner

                                          By: /s/ Irv Hepner
                                             ------------------------
                                             Name:  Irv Hepner
                                             Title: Secretary



                                    TRANSFERORS:

                                    WESTFIELD PARTNERS, INC.,
                                    a Delaware corporation


                                    By: /s/ Irv Hepner
                                        ------------------------
                                        Name:  Irv Hepner
                                        Title: Secretary



                                    WESTLAND MANAGEMENT, INC.,
                                    a Delaware corporation


                                    By: /s/ Irv Hepner
                                        -----------------------
                                        Name:  Irv Hepner
                                        Title:  Secretary

                                   SCHEDULE I


                             CLOSING APPORTIONMENTS

                  At the Closing, the Transferors and the Operating Partnership shall determine the net current assets of the GSP Partnership allocable to periods prior to the Closing Date (the "GSP PARTNERSHIP'S NET CURRENT ASSETS"). For purposes of this SCHEDULE I, the following principles and procedures shall be used to calculate the GSP Partnership's Net Current Assets, which amount shall be calculated as of the close of business on the day prior to the Closing
Date:

                  (a) EXPENSES. Except as set forth in subsection (d) below, all items which are considered expenses under generally accepted accounting principles, including real estate and personal property taxes, utilities, maintenance costs, payments due under leases or operating agreements at the Property and other operating expenses, and are allocable to periods prior to the Closing Date but are unpaid shall be deducted in calculating the GSP Partnership's Net Current Assets. Any expense which is allocable to a period both before and after the Closing Date shall be allocated ratably on a PER DIEM basis for the period to which it applies. For the purpose of calculating the GSP Partnership's Net Current Assets, there shall be deducted the amount of $3,250,000, which represents the minimum amount of the anticipated cost of the work described in ANNEX A to this SCHEDULE I. In addition, all amounts of deferred income and the loan payable relating to liquor licenses shall be treated as current liabilities.

                  (b) RENT AND OTHER RECEIPTS. All rent payable pursuant to the leases at the Property (except for amounts (i) payable which are more than 30 days in arrears or (ii) payable by a tenant in bankruptcy or out-of-possession who is not current on all payments due to the GSP Partnership) with respect to the Property (other than percentage rents) and all other income of the GSP Partnership which, in either case are allocable to periods prior to the Closing Date and not previously paid to the GSP Partnership (subject to appropriate reserves), shall be considered current assets of the GSP Partnership except for all unapplied cash security deposits and all interest thereon, if any, made by tenants under such leases which is payable to such tenants pursuant to law or the lease. Amounts payable by tenants for utility costs, operating expenses, insurance costs and real estate tax expenses, including specifically tenant contributions for unbilled real estate taxes which are to be paid after the Closing Date (collectively, "EXPENSE CONTRIBUTIONS"), shall be considered current assets of the GSP Partnership but shall be allocated ratably over the period to which they apply on a PER DIEM basis for the expenses to which they apply. The GSP Partnership's Net Current Assets shall include accounts receivable of the GSP Partnership as of the Closing Date with respect to any tenant-in-occupancy who is not in arrears for more than 30 days and who is not in bankruptcy, after deducting a reasonable reserve therefor.

                  (c) PERCENTAGE RENT. The GSP Partnership's Net Current Assets shall include a pro rata portion of percentage rents paid from tenants under leases in existence prior to the Closing Date allocable to the lease year which began before the Closing Date and ends after the Closing Date, with the pro rata portion being equal to the product of (i) the amount of such percentage rent received from such tenant, and (ii) a fraction, the numerator of which is the number of days in such lease year prior to and including the Closing Date and the denominator of which is 365.

                  (d) TENANT ALLOWANCES, ETC. The GSP Partnership's Net Current Assets shall not be adjusted in respect of unpaid tenant allowances and similar matters, adjustment therefor having been made in determining the consideration for the contribution of the
Assets.

                  (e) FINAL ADJUSTMENT. The Transferors and the Operating Partnership shall use reasonable efforts to accurately estimate the apportionments on the Closing Date and hereby agree that the adjustment made at Closing in respect of the GSP Partnership's Net
Current Assets shall be final.

                                                                         ANNEX A


               CERTAIN WORK TO BE PERFORMED BY THE GSP PARTNERSHIP

Scope of Work to be completed by Garden State Plaza to comply with the approved Department Store Site Plan and accommodate the design recommendations of our traffic consultant includes:

- The demolition of the existing Sprout Brook Bridge adjacent to Parking Garage A and replacement of the wetland and vegetation.
- Construct a new bridge to coordinate with the new NJDOT Route 4 overpass.
- Adjustment to in-ground site services including sewer, water, gas and electrical.
- Re-contour the existing ring road from Lord & Taylor to Nordstrom to provide the required height abatements for the new bridge.
- Provide new traffic signals at the amended ring road/bridge intersection.
- Reconfigure Parking Garage A located between Nordstrom and the Lord & Taylor loading dock to coordinate with the new bridge location.
- Parking lot reconfiguration adjacent to the Routes 4 & 17 intersection will be required in the expansion area at the interchange corner. Work includes excavation and construction of a reframing wall, two acres of new pavement and patch work to tie into the existing parking field. New site lighting will also be required.
- Parking area on either side of the Route 17 entrance will be reconfigured to allow for road widening work.
- New landscaping to all work areas to be approved by the Paramus Shade Tree Department.
- Documentation and permitting from the NJDOT, NJDEP, US Army Corp and the Paramus Planning Board and Building Department will be the responsibility of Garden State Plaza.
- An interim road layout and the necessary staffing will also be the responsibility of Garden State Plaza.

                                   SCHEDULE II


                       NOTICE ADDRESSES OF THE TRANSFERORS

                           Westland Management, Inc.
                           c/o Westfield Corporation, Inc.
                           11601 Wilshire Blvd., 12th Floor
                           Los Angeles, California 90025-1748
                           Attention:     Irv Hepner
                           Facsimile:     (310) 478-3987

                           Westfield Partners, Inc.
                           c/o Westfield Corporation, Inc.
                           11601 Wilshire Blvd., 12th Floor
                           Los Angeles, California 90025-1748
                           Attention:     Irv Hepner
                           Facsimile:     (310) 478-3987

                                  SCHEDULE 7(i)


                        PREEMPTIVE RIGHTS, OPTIONS, ETC.


1. Preemptive Rights of Security Capital Preferred Growth Incorporated to acquire up to 15% of new securities issued by WEA, subject to the terms and conditions of such preemptive right.

2. Options granted to Westfield America Trust to acquire up to 6,246,096 shares of common stock of WEA at $16.01 per share.

3. Options granted to Westfield America Trust to acquire up to 2,089,552 shares of common stock of WEA at $15 per share.

4. Options granted or to be granted to Westfield America Trust to acquire up to 2,840,000 shares of common stock of WEA at $19.42 per share.

5. Right of Westfield Capital Corporation Finance Pty. Limited to require WEA to acquire the stock of Westfield Realty, Inc. ("WRI") at a price equal to 98% of the fair market value of WRI, with the acquisition consideration to be paid in shares of Series F Preferred Stock.

6. Right of WEA to require Westfield America Trust to purchase $A465 million in aggregate of WEA's shares of common stock in equal amounts in June 2001, 2002 and 2003.

                                  SCHEDULE 7(j)


                       REPURCHASE AND SIMILAR OBLIGATIONS


1. Rights of the holders of Series C Preferred Stock, Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock and Series E Preferred Stock to require redemption of their preferred shares in the event of a termination of WEA's status as a REIT under the Code.

2. Rights of the holders of Series C Preferred Stock, Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock and Series E Preferred Stock to require redemption of their preferred shares in the event of a change in control of WEA as set forth in the Certificate of Designation relating to the Series C Preferred Stock, the Certificate of Designation relating to the Series C-1 Preferred Stock, the Certificate of Designation relating to the Series C-2 Preferred Stock, the Certificate of Designation relating to the Series D Preferred Stock, the Certificate of Designation relating to the Series D-1 Preferred Stock and the Certificate of Designation relating to the Series E Preferred Stock, respectively.

3. Rights of the holders of Series C Preferred Stock, Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock and Series E Preferred Stock to require redemption of their preferred shares in the event that after August 12, 2008, or August 16, 2009 with respect to the Series E Preferred Stock, the market price of WEA's common stock is less than $18.00 per share, as set forth in the Certificate of Designation relating to the Series C Preferred Stock, the Certificate of Designation relating to the Series C-1 Preferred Stock, the Certificate of Designation relating to the Series C-2 Preferred Stock, the Certificate of Designation relating to the Series D Preferred Stock, the Certificate of Designation relating to the Series D-1 Preferred Stock and the Certificate of Designation relating to the Series E Preferred Stock, respectively.

4. Right of Westfield Capital Corporation Finance Pty. Limited to require WEA to acquire the stock of WRI at a price equal to 98% of the fair market value of WRI, with the acquisition consideration to be paid in shares of Series F Preferred Stock.

                                  SCHEDULE 8(v)


                      LEASES, LICENSES AND OTHER AGREEMENTS

                                   [OMITTED]

                                  SCHEDULE 8(x)


              MANAGEMENT, SERVICE, EQUIPMENT AND SIMILAR AGREEMENTS


                                   [OMITTED]

                                  SCHEDULE 8(y)


                                PERSONAL PROPERTY

                                    [OMITTED]

                                 SCHEDULE 8(bb)


                        LITIGATION AND LEGAL PROCEEDINGS


                                    [OMITTED]

                                 SCHEDULE 8(ee)


                                    EMPLOYEES


                                    [OMITTED]

                             LIST OF SCHEDULES OMITTED


          Schedule 8(v)  - Leases, LIcenses and Other Agreements
          Schedule 8(x)  - Management, Service, Equipment and Similar Agreements
          Schedule 8(y)  - Personal Property
          Schedule 8(bb) - Litigation and Legal Proceedings
          Schedule 8(ee) - Employees

                                    EXHIBIT A


                  DESCRIPTION OF THE TRANSFERORS AND THE ASSETS


                 (A)               (B)             (C)              (D)
                                                                 NUMBER OF
                                                                  SERIES F
                               PERCENTAGE                       PARTNERSHIP
                                INTEREST                        UNITS TO BE
                               HELD IN THE     CONTRIBUTION     ISSUED UNDER
       TRANSFEROR                  LLC          PERCENTAGE        SECTION 3
Westland Management, Inc.          2%               2%              1050

Westfield Partners, Inc.           98%             98%             51433
                                ---------       ----------       ----------
                                  100%             100%            52,483


                                    EXHIBIT B


                        Form of Assignment and Assumption
                             of Membership Interest


                  THIS ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST (the "Agreement") is dated as of June __, 2000, by and among WESTLAND MANAGEMENT, INC., a Delaware corporation ("WMI"), and WESTFIELD PARTNERS, INC., a Delaware corporation ("WPI"; WMI and WPI each individually, "Assignor" and collectively, "Assignors") and WESTFIELD AMERICA LIMITED PARTNERSHIP, a Delaware limited partnership ("Assignee").

                                    RECITALS

                  A. WMI is the managing member and WPI is the non-managing member of Westfield Garden State LLC, a Delaware limited liability company (the "Company"), pursuant to the Limited Liability Company Agreement of Westfield Garden State LLC, dated as of June __, 2000 (the "Company Agreement").

                  B. Each Assignor owns the following percentage membership interest (such Assignor's respective membership interest, its "Membership Interest" and collectively with the Membership Interest of the other Assignor, the "Membership Interests") in the Company:


                  MEMBER                     PERCENTAGE MEMBERSHIP INTEREST
         Westland Management, Inc.                             2%
         Westfield Partners, Inc.                             98%


                  C. Each Assignor has agreed to assign and transfer its entire Membership Interest to Assignee.

                  NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, Assignors and Assignee agree as follows:

                  1. Each Assignor hereby assigns, delegates, sets over and transfers to Assignee all of such Assignor's right, title and interest in and to its respective Membership Interest. Assignee accepts the assignment and delegation by each Assignor and agrees to be bound by the terms of the Company Agreement with respect to the Membership Interests, and undertakes, assumes and agrees at Assignee's sole cost and expense, punctually and faithfully to perform, pay or discharge when due and otherwise in accordance with their respective terms, all agreements, covenants, conditions, obligations and liabilities of each Assignor as a member in the Company with respect to the Membership Interests.

                  2. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                  3. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          ASSIGNORS:

                                          WESTLAND MANAGEMENT, INC.,
                                          a Delaware corporation

                                          By:__________________________
                                               Name:
                                               Title:


                                          WESTFIELD PARTNERS, INC.,
                                          a Delaware corporation

                                          By:__________________________
                                               Name:
                                               Title:



                                          ASSIGNEE:

                                          WESTFIELD AMERICA
                                          LIMITED PARTNERSHIP,
                                          a Delaware limited partnership

                                          By:  WESTFIELD AMERICA, INC.,
                                               a Missouri corporation, its
                                               general partner

                                               By:_______________________
                                                   Name:
                                                   Title:

                                    EXHIBIT C


                           FORM OF FIRPTA CERTIFICATE


Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee, Westfield America Limited Partnership, that withholding of tax is not required upon the disposition of a U.S. real property interest by [__________, a _____________ corporation] ("TRANSFEROR"), the undersigned hereby swears, affirms, and certifies the following on behalf of the
Transferor:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); and

2.       Transferor's U.S. employer I.D. number is ____________; and

3.       Transferor's address is:



Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have the authority to sign this document on behalf of Transferor.

Executed as of the [ ] day of June, 2000.


                                  [TRANSFEROR]


                                  By:_______________________
                                     Name:
                                     Title:

                                    EXHIBIT D


                      FORM OF ACKNOWLEDGMENT AND ACCEPTANCE
                        OF ACCEPTANCE OF LIMITED PARTNER


         THIS ACKNOWLEDGMENT AND ACCEPTANCE OF ACCEPTANCE OF LIMITED PARTNER, is made and entered into as of June [ ], 2000 (this "ACKNOWLEDGMENT"), by and between Westfield America, Inc., a Missouri corporation ("WEA" or the "MANAGING GENERAL PARTNER"), and [ ] ("LIMITED PARTNER"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in that certain First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of August 3, 1998 (as amended to date, the "PARTNERSHIP AGREEMENT").

         WHEREAS, WEA is the managing general partner of Westfield America Limited Partnership, a Delaware limited partnership (the "PARTNERSHIP"), under the Partnership Agreement;

         WHEREAS, Limited Partner has made a Capital Contribution to the Partnership in exchange for Series F Partnership Units; and

         WHEREAS, WEA desires to evidence the acceptance of Limited Partner as a Series F Partnership Preferred Unit Holder in the Partnership, and Limited Partner desires to evidence such acceptance.

         NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

         1. EXHIBIT "A" to the Partnership Agreement is hereby amended and supplemented by the addition of the line item set forth in EXHIBIT "A" attached to this Acknowledgment.

         2. In accordance with Sections 4.3.B and 12.2.A of the Partnership Agreement, WEA hereby accepts Limited Partner as a Series F Partnership Unit Holder in the Partnership with the number of Series F Partnership Units set forth in EXHIBIT "A" to this Acknowledgment and with the rights and obligations of a Series F Partnership Unit Holder as set forth in Exhibit P to the Partnership Agreement.

         3. This Acknowledgment shall be binding upon the parties hereto and their respective successors, assigns, heirs and legal representatives and may be relied upon by them and by other third parties.

         4. By its signature below, Limited Partner hereby acknowledges its acceptance as a Limited Partner in the Partnership and agrees to be bound by all of the provisions of the Partnership Agreement, which are incorporated herein by this reference, including, without limitation, the power of attorney set forth in Section 2.4 of the Partnership Agreement.

              IN WITNESS WHEREOF, the parties hereto have executed this Acknowledgment and Acceptance as of the date first written above.


                                        MANAGING GENERAL PARTNER:

                                        WESTFIELD AMERICA, INC.,
                                        a Missouri corporation


                                        By:      ____________________________
                                                  Name:
                                                  Title:


                                        LIMITED PARTNER:


                                        [Limited Partner]


                                        By:      ____________________________
                                                  Name:
                                                  Title:

                                   EXHIBIT "A"

                         PARTNERS AND PARTNERSHIP UNITS


================================================= ==================================================================
         NAMES AND ADDRESSES OF PARTNERS                          PARTNERSHIP UNITS (TYPE AND AMOUNT)
------------------------------------------------- ------------------------------------------------------------------
MANAGING GENERAL PARTNER:
Westfield America, Inc.                           654,375           Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              8,387             Series A Partnership Preferred Units
Los Angeles, California  90025                    2,409             Series B Partnership Preferred Units
                                                  3,718             Series C Partnership Preferred Units
                                                  6,196             Series D Partnership Preferred Units
------------------------------------------------- ------------------------------------------------------------------
SPECIAL LIMITED PARTNERS:
------------------------------------------------- ------------------------------------------------------------------
Westfield America, Inc.                           35,494,077        Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              454,744           Series A Partnership Preferred Units
Los Angeles, California  90025                    130,617           Series B Partnership Preferred Units
                                                  201,568           Series C Partnership Preferred Units
                                                  335,949           Series D Partnership Preferred Units
                                                  138,889           Series C-1 Partnership Preferred Units
                                                  138,889           Series C-2 Partnership Preferred Units
                                                  138,889           Series D-1 Partnership Preferred Units
                                                  477,778           Series E Partnership Preferred Units
------------------------------------------------- ------------------------------------------------------------------
Westfield America of Annapolis, Inc.              4,846,235         Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              62,116            Series A Partnership Preferred Units
Los Angeles, California  90025                    17,842            Series B Partnership Preferred Units
                                                  27,534            Series C Partnership Preferred Units
                                                  45,890            Series D Partnership Preferred Units
------------------------------------------------- ------------------------------------------------------------------
WEA Meriden Square, Inc.                          789,495           Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              10,119            Series A Partnership Preferred Units
Los Angeles, California  90025                     2,907            Series B Partnership Preferred Units
                                                   4,486            Series C Partnership Preferred Units
                                                   7,476            Series D Partnership Preferred Units
------------------------------------------------- ------------------------------------------------------------------



================================================= ==================================================================
         NAMES AND ADDRESSES OF PARTNERS                          PARTNERSHIP UNITS (TYPE AND AMOUNT)
------------------------------------------------- ------------------------------------------------------------------
Westfield America Meriden Square,                 1,657,015         Partnership Common Units
Inc.                                              21,238            Series A Partnership Preferred Units
11601 Wilshire Boulevard, 12th Floor              6,100             Series B Partnership Preferred Units
Los Angeles, California  90025                    9,414             Series C Partnership Preferred Units
                                                  15,691            Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
Westfield America of Missouri, Inc.               6,168,358         Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              79,062            Series A Partnership Preferred Units
Los Angeles, California  90025                    22,709            Series B Partnership Preferred Units
                                                  35,045            Series C Partnership Preferred Units
                                                  58,409            Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
Westfield America-Wheaton, Inc.                   2,366,763         Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              30,336            Series A Partnership Preferred Units
Los Angeles, California  90025                     8,713            Series B Partnership Preferred Units
                                                  13,447            Series C Partnership Preferred Units
                                                  22,411            Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
Montgomery Mall Properties, Inc.                  1,719,997         Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              22,046            Series A Partnership Preferred Units
Los Angeles, California  90025                     6,332            Series B Partnership Preferred Units
                                                   9,772            Series C Partnership Preferred Units
                                                  16,287            Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
South County Properties, Inc.                     31                Partnership Common Units
11601 Wilshire Boulevard, 12th Floor
Los Angeles, California  90025

------------------------------------------------- ------------------------------------------------------------------
Topanga Centers, Inc.                             1,216,461         Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              15,592            Series A Partnership Preferred Units
Los Angeles, California  90025                    4,479             Series B Partnership Preferred Units
                                                  6,911             Series C Partnership Preferred Units
                                                  11,519            Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
West Park Mall, Inc.                              10,929            Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              140               Series A Partnership Preferred Units
Los Angeles, California  90025                    40                Series B Partnership Preferred Units
                                                  62                Series C Partnership Preferred Units
                                                  103               Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------



================================================= ==================================================================
         NAMES AND ADDRESSES OF PARTNERS                          PARTNERSHIP UNITS (TYPE AND AMOUNT)
------------------------------------------------- ------------------------------------------------------------------
Mid-Rivers Office Development I,                  31                Partnership Common Units
Inc.
11601 Wilshire Boulevard, 12th Floor
Los Angeles, California  90025

------------------------------------------------- ------------------------------------------------------------------
Eagle Rock Properties, Inc.                       428,516           Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              5,492             Series A Partnership Preferred Units
Los Angeles, California  90025                    1,578             Series B Partnership Preferred Units
                                                  2,435             Series C Partnership Preferred Units
                                                  4,058             Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
Westfield America of Bonita, Inc.                 2,073,831         Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              26,581            Series A Partnership Preferred Units
Los Angeles, California  90025                    7,635             Series B Partnership Preferred Units
                                                  11,782            Series C Partnership Preferred Units
                                                  19,637            Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
Westfield America of West Covina,                 2,397,992         Partnership Common Units
Inc.                                              30,736            Series A Partnership Preferred Units
11601 Wilshire Boulevard, 12th Floor              8,828             Series B Partnership Preferred Units
Los Angeles, California  90025                    13,624            Series C Partnership Preferred Units
                                                  22,707            Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
Westfield Management, Inc.                        93,534            Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              1,199             Series A Partnership Preferred Units
Los Angeles, California  90025                    344               Series B Partnership Preferred Units
                                                  531               Series C Partnership Preferred Units
                                                  886               Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
Westland Partners, Inc.                           4,094,403         Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              52,480            Series A Partnership Preferred Units
Los Angeles, California  90025                    15,074            Series B Partnership Preferred Units
                                                  23,263            Series C Partnership Preferred Units
                                                  38,771            Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
Westland Shopping Center, L.P.                    5,115,183         Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              65,563            Series A Partnership Preferred Units
Los Angeles, California  90025                    18,832            Series B Partnership Preferred Units
                                                  29,062            Series C Partnership Preferred Units
                                                  48,436            Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------



================================================= ==================================================================
         NAMES AND ADDRESSES OF PARTNERS                          PARTNERSHIP UNITS (TYPE AND AMOUNT)
------------------------------------------------- ------------------------------------------------------------------
Residential Rentals and Investments,              83,540            Partnership Common Units
Inc.                                              1,071             Series A Partnership Preferred Units
11601 Wilshire Boulevard, 12th Floor              308               Series B Partnership Preferred Units
Los Angeles, California  90025                    475               Series C Partnership Preferred Units
                                                  791               Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
Westland Properties, Inc.                         59,967            Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              769               Series A Partnership Preferred Units
Los Angeles, California  90025                    221               Series B Partnership Preferred Units
                                                  341               Series C Partnership Preferred Units
                                                  568               Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
Westfield America of Vancouver, Inc.              794,106           Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              10,178            Series A Partnership Preferred Units
Los Angeles, California  90025                    2,924             Series B Partnership Preferred Units
                                                  4,512             Series C Partnership Preferred Units
                                                  7,520             Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
WPI Meriden Square, Inc.                          0                 Partnership Common Units
11601 Wilshire Boulevard, 12th Floor
Los Angeles, California  90025

------------------------------------------------- ------------------------------------------------------------------
Westland Milford Properties, Inc.                 46,052            Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              590               Series A Partnership Preferred Units
Los Angeles, California  90025                    170               Series B Partnership Preferred Units
                                                  262               Series C Partnership Preferred Units
                                                  436               Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
Westfield Mission Valley Corporation              712,595           Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              9,134             Series A Partnership Preferred Units
Los Angeles, California  90025                    2,623             Series B Partnership Preferred Units
                                                  4,049             Series C Partnership Preferred Units
                                                  6,748             Series D Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
Westfield Partners, Inc.                          51,433            Series F Partnership Preferred Units
11601 Wilshire Boulevard, 12th Floor
Los Angeles, California  90025

------------------------------------------------- ------------------------------------------------------------------
Westland Management, Inc.                         1,050             Series F Partnership Preferred Units
11601 Wilshire Boulevard, 12th Floor
Los Angeles, California  90025

------------------------------------------------- ------------------------------------------------------------------



================================================= ==================================================================
         NAMES AND ADDRESSES OF PARTNERS                          PARTNERSHIP UNITS (TYPE AND AMOUNT)
------------------------------------------------- ------------------------------------------------------------------
TOTALS -- SPECIAL LIMITED PARTNERS:
------------------------------------------------- ------------------------------------------------------------------
                                                  70,169,110        Partnership Common Units
                                                  899,186           Series A Partnership Preferred Units
                                                  258,277           Series B Partnership Preferred Units
                                                  398,575           Series C Partnership Preferred Units
                                                  664,292           Series D Partnership Preferred Units
                                                  138,889           Series C-1 Partnership Preferred Units
                                                  138,889           Series C-2 Partnership Preferred Units
                                                  138,889           Series D-1 Partnership Preferred Units
                                                  477,778           Series E Partnership Preferred Units
                                                  52,483            Series F Partnership Preferred Units

------------------------------------------------- ------------------------------------------------------------------
TOTALS -- MANAGING GENERAL
PARTNER & SPECIAL LIMITED PARTNERS:
------------------------------------------------- ------------------------------------------------------------------
                                                  70,823,485        Partnership Common Units
                                                  907,573           Series A Partnership Preferred Units
                                                  260,686           Series B Partnership Preferred Units
                                                  402,293           Series C Partnership Preferred Units
                                                  670,488           Series D Partnership Preferred Units
                                                  138,889           Series C-1 Partnership Preferred Units
                                                  138,889           Series C-2 Partnership Preferred Units
                                                  138,889           Series D-1 Partnership Preferred Units
                                                  477,778           Series E Partnership Preferred Units
                                                  52,483            Series F Partnership Preferred Units

================================================= ==================================================================
